Exhibit 99.2

PARK
HOTELS & RESORTS

Third Quarter 2024 Supplemental Data

SEPTEMBER 30, 2024

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Waldorf Astoria Orlando

Hilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts ("REIT") with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 41 premium-branded hotels and resorts with over 25,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the effects of Park's decision to cease payments on its $725 million non-recourse CMBS loan ("SF Mortgage Loan") secured by two of Park’s San Francisco hotels – the 1,921-room Hilton San Francisco Union Square and the 1,024-room Parc 55 San Francisco – a Hilton Hotel (collectively, the "Hilton San Francisco Hotels") and the lender's exercise of its remedies, including placing such hotels into receivership, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of Park's indebtedness, the completion of capital allocation priorities, the expected repurchase of Park's stock, the impact from macroeconomic factors (including inflation, elevated interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration, payment and any change in amounts of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park presents certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net Debt and Net Debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

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3

Financial Statements

4

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)	September 30, 2024	December 31, 2023
	(unaudited)
ASSETS
Property and equipment, net	$7,413	$7,459
Contract asset	804	760
Intangibles, net	42	42
Cash and cash equivalents	480	717
Restricted cash	38	33
Accounts receivable, net of allowance for doubtful accounts of $3 and $3	124	112
Prepaid expenses	57	59
Other assets	38	40
Operating lease right-of-use assets	177	197
TOTAL ASSETS (variable interest entities – $231 and $236)	$9,173	$9,419
LIABILITIES AND EQUITY
Liabilities
Debt	$3,855	$3,765
Debt associated with hotels in receivership	725	725
Accrued interest associated with hotels in receivership	79	35
Accounts payable and accrued expenses	240	210
Dividends payable	57	362
Due to hotel managers	111	131
Other liabilities	187	200
Operating lease liabilities	212	223
Total liabilities (variable interest entities – $215 and $218)	5,466	5,651
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 207,257,541 shares issued and 206,403,675 shares outstanding as of September 30, 2024 and 210,676,264 shares issued and 209,987,581 shares outstanding as of December 31, 2023	2	2
Additional paid-in capital	4,103	4,156
Accumulated deficit	(353)	(344)
Total stockholders' equity	3,752	3,814
Noncontrolling interests	(45)	(46)
Total equity	3,707	3,768
TOTAL LIABILITIES AND EQUITY	$9,173	$9,419

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Financial Statements (continued)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues
Rooms	$403	$432	$1,193	$1,256
Food and beverage	157	159	521	518
Ancillary hotel	68	66	196	203
Other	21	22	64	64
Total revenues	649	679	1,974	2,041

Operating expenses
Rooms	107	119	314	343
Food and beverage	112	122	356	377
Other departmental and support	154	161	454	484
Other property	65	59	174	182
Management fees	30	31	93	95
Impairment and casualty loss	—	—	13	204
Depreciation and amortization	63	65	192	193
Corporate general and administrative	17	18	52	50
Other	21	19	62	61
Total expenses	569	594	1,710	1,989

Gain on sale of assets, net	—	—	—	15
Gain on derecognition of assets	15	—	44	—

Operating income	95	85	308	67

Interest income	6	9	16	29
Interest expense	(54)	(51)	(161)	(155)
Interest expense associated with hotels in receivership	(15)	(14)	(44)	(31)
Equity in earnings from investments in affiliates	28	2	29	9
Other (loss) gain, net	(1)	—	(4)	4

Income (loss) before income taxes	59	31	144	(77)
Income tax (expense) benefit	(2)	—	9	(5)
Net income (loss)	57	31	153	(82)
Net income attributable to noncontrolling interests	(3)	(4)	(7)	(8)
Net income (loss) attributable to stockholders	$54	$27	$146	$(90)

Earnings (loss) per share:
Earnings (loss) per share – Basic	$0.26	$0.13	$0.70	$(0.42)
Earnings (loss) per share – Diluted	$0.26	$0.13	$0.69	$(0.42)

Weighted average shares outstanding – Basic	206	212	208	216
Weighted average shares outstanding – Diluted	208	212	210	216

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Supplementary Financial Information

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Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net income (loss)	$57	$31	$153	$(82)
Depreciation and amortization expense	63	65	192	193
Interest income	(6)	(9)	(16)	(29)
Interest expense	54	51	161	155
Interest expense associated with hotels in receivership(1)	15	14	44	31
Income tax expense (benefit)	2	—	(9)	5
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	4	2	9	7
EBITDA	189	154	534	280
Gain on sale of assets, net(2)	(19)	—	(19)	(15)
Gain on derecognition of assets(1)	(15)	—	(44)	—
Gain on sale of investments in affiliates(3)	—	—	—	(3)
Share-based compensation expense	5	5	14	14
Impairment and casualty loss	—	—	13	204
Other items	(1)	4	16	16
Adjusted EBITDA	$159	$163	$514	$496
_____________________________________
(1)For the three and nine months ended September 30, 2024 and 2023, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets beginning October 2023, as Park expects to be released from this obligation upon final resolution with the lender.
(2)For the three and nine months ended September 30, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates.
(3)Included in other (loss) gain, net in the condensed consolidated statements of operations.

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Supplementary Financial Information (continued)

Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Adjusted EBITDA	$159	$163	$514	$496
Less: Adjusted EBITDA from investments in affiliates	(3)	(4)	(19)	(19)
Add: All other(1)	12	14	41	40
Hotel Adjusted EBITDA	168	173	536	517
Less: Adjusted EBITDA from hotels disposed of	2	1	3	—
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	—	(1)	—	(5)
Comparable Hotel Adjusted EBITDA	$170	$173	$539	$512

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Total Revenues	$649	$679	$1,974	$2,041
Less: Other revenue	(21)	(22)	(64)	(64)
Less: Revenues from hotels disposed of	(3)	(4)	(9)	(20)
Less: Revenue from the Hilton San Francisco Hotels	—	(51)	—	(145)
Comparable Hotel Revenues	$625	$602	$1,901	$1,812

	Three Months Ended September 30,				Nine Months Ended September 30,
	2024	2023	Change(2)		2024	2023	Change(2)
Total Revenues	$649	$679	(4.4)%		$1,974	$2,041	(3.3)%
Operating income	$95	$85	12.3%		$308	$67	358.9%
Operating income margin(2)	14.6%	12.5%	210	bps	15.6%	3.3%	1,230	bps

Comparable Hotel Revenues	$625	$602	3.8%		$1,901	$1,812	4.9%
Comparable Hotel Adjusted EBITDA	$170	$173	(1.9)%		$539	$512	5.2%
Comparable Hotel Adjusted EBITDA margin(2)	27.2%	28.8%	(160)	bps	28.3%	28.2%	10	bps

______________________________________________________________
(1)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(2)Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2023	2022
Net income (loss) attributable to stockholders	$54	$27	$146	$(90)
Depreciation and amortization expense	63	65	192	193
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(3)	(3)
Gain on sale of assets, net	—	—	—	(15)
Gain on derecognition of assets(1)	(15)	—	(44)	—
Gain on sale of investments in affiliates(2)	—	—	—	(3)
Impairment loss	—	—	12	202
Equity investment adjustments:
Equity in earnings from investments in affiliates	(28)	(2)	(29)	(9)
Pro rata FFO of investments in affiliates	9	2	14	12
Nareit FFO attributable to stockholders	82	91	288	287
Casualty loss	—	—	1	2
Share-based compensation expense	5	5	14	14
Interest expense associated with hotels in receivership(1)	15	6	44	8
Other items	—	6	3	18
Adjusted FFO attributable to stockholders	$102	$108	$350	$329
Nareit FFO per share – Diluted(3)	$0.40	$0.43	$1.37	$1.33
Adjusted FFO per share – Diluted(3)	$0.49	$0.51	$1.67	$1.52
Weighted average shares outstanding – Diluted(4)	208	212	210	216
_____________________________________
(1)For the three and nine months ended September 30, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets beginning October 2023, as Park expects to be released from this obligation upon final resolution with the lender. For the three and nine months ended September 30, 2023, reflects incremental default interest expense and late payment administrative fees associated with the default of the SF Mortgage Loan beginning in June 2023.
(2)Included in other (loss) gain, net in the condensed consolidated statements of operations.
(3)Per share amounts are calculated based on unrounded numbers.
(4)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of September 30, 2024, see page 5.

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Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Corporate general and administrative expenses	$17	$18	$52	$50
Less:
Share-based compensation expense	5	5	14	14
Other corporate expenses	1	—	3	2
G&A, excluding expenses not included in Adjusted EBITDA	$11	$13	$35	$34

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Supplementary Financial Information (continued)

Net Debt and Net Debt to Comparable Adjusted EBITDA Ratio

(unaudited, in millions)
	September 30, 2024	December 31, 2023
Debt	$3,855	$3,765
Add: unamortized deferred financing costs and discount	25	22
Less: unamortized premium	—	(1)
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,880	3,786
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs(1)	157	147
Less: cash and cash equivalents(2)	(480)	(555)
Less: restricted cash	(38)	(33)
Net Debt	$3,519	$3,345
TTM Comparable Adjusted EBITDA(3)	$679	$652
Net Debt to TTM Comparable Adjusted EBITDA ratio	5.18x	5.13x
_____________________________________
(1)Excludes approximately $17 million of Park's share of debt that was repaid in connection with the sale of the Hilton La Jolla Torrey Pines in July 2024.
(2)As of December 31, 2023, considers the additional distribution of $162 million (or approximately $0.77 per share) in connection with the effective exit from the Hilton San Francisco Hotels. The cash dividend of $0.77 per share was declared on October 27, 2023 and paid on January 16, 2024 to stockholders of record as of December 29, 2023.
(3)See pages 29 and 30 for trailing twelve months ("TTM") Comparable Adjusted EBITDA as of September 30, 2024 and December 31, 2023, respectively.

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Portfolio and Operating Metrics

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Portfolio and Operating Metrics

Hotel Portfolio as of October 29, 2024

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Comparable Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	234,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Caribe Hilton	652	Puerto Rico	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Hawaii	241,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$53
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago – Lakeshore	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$125
Waldorf Astoria Orlando	502	Orlando	62,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago – City Center	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$157
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	53,000	Fee Simple	100%	—

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Portfolio and Operating Metrics (continued)

Hotel Portfolio as of October 29, 2024

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Comparable Portfolio (continued)

DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	27,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Comparable Portfolio (38 Hotels)	23,068		2,122,000			$1,654

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$105
Capital Hilton	559	Washington, D.C.	30,000	Fee Simple	25%	$27
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (3 Hotels)	2,271		277,000			$157

Grand Total (41 Hotels)	25,339		2,399,000			$1,811
_____________________________________
(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

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Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q3 2024 vs. Q3 2023

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	3Q24	3Q23	Change(1)	3Q24	3Q23	Change		3Q24	3Q23	Change(1)	3Q24	3Q23	Change(1)
Hawaii	2	3,507	$312.86	$322.09	(2.9)%	87.0%	92.0%	(5.0)	% pts	$272.29	$296.29	(8.1)%	$449.95	$501.43	(10.3)%
Orlando	3	2,325	201.39	188.44	6.9	65.1	60.2	4.9		131.18	113.54	15.5	289.13	231.41	24.9
New York	1	1,878	304.42	302.44	0.7	91.1	92.2	(1.1)		277.19	278.78	(0.6)	419.61	411.92	1.9
New Orleans	1	1,622	173.42	157.49	10.1	64.3	56.4	7.9		111.44	88.82	25.5	214.56	171.76	24.9
Boston	3	1,536	281.13	267.12	5.2	87.6	86.1	1.5		246.23	230.03	7.0	299.59	286.95	4.4
Southern California	5	1,773	250.89	263.09	(4.6)	85.0	79.6	5.4		213.29	209.58	1.8	318.08	322.87	(1.5)
Key West(2)	2	461	362.17	409.71	(11.6)	65.3	25.1	40.2		236.53	103.07	129.5	384.78	154.73	148.7
Chicago	3	2,467	237.93	227.83	4.4	77.1	69.4	7.7		183.56	158.20	16.0	278.83	241.82	15.3
Puerto Rico	1	652	264.86	269.92	(1.9)	68.5	67.2	1.3		181.39	181.41	—	295.95	281.53	5.1
Washington, D.C.	2	1,085	181.93	173.20	5.0	75.1	77.3	(2.2)		136.56	133.77	2.1	193.12	194.47	(0.7)
Denver	1	613	204.78	202.05	1.4	74.4	81.8	(7.4)		152.25	165.19	(7.8)	227.29	234.01	(2.9)
Miami	1	393	185.86	177.55	4.7	72.9	71.3	1.6		135.57	126.59	7.1	191.88	180.44	6.3
Seattle	2	1,246	182.67	187.14	(2.4)	86.0	82.5	3.5		157.16	154.39	1.8	198.72	198.79	—
San Francisco	2	660	234.95	255.48	(8.0)	74.9	78.6	(3.7)		176.00	200.81	(12.4)	231.49	257.73	(10.2)
Other	9	2,850	179.45	181.78	(1.3)	72.8	70.1	2.7		130.58	127.50	2.4	176.72	172.11	2.7
All Markets	38	23,068	$242.88	$242.89	—%	78.1%	75.6%	2.5	% pts	$189.73	$183.64	3.3%	$294.65	$283.82	3.8%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

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Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q3 2024 vs. Q3 2023

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	3Q24	3Q23	Change(1)	3Q24	3Q23	Change(1)	3Q24	3Q23	Change
Hawaii	2	3,507	$56	$69	(18.4)%	$145	$162	(10.3)%	38.7%	42.6%	(390)	bps
Orlando	3	2,325	14	7	95.4	62	49	24.9	21.3	13.6	770
New York	1	1,878	13	10	28.3	72	71	1.9	18.2	14.4	380
New Orleans	1	1,622	9	6	57.2	32	26	24.9	27.7	22.0	570
Boston	3	1,536	15	14	8.9	42	41	4.4	35.5	34.0	150
Southern California	5	1,773	18	18	(0.7)	52	53	(1.5)	34.9	34.6	30
Key West(2)	2	461	3	(1)	359.6	16	7	148.7	21.4	(20.6)	4,200
Chicago(3)	3	2,467	16	21	(25.6)	63	55	15.3	24.6	38.1	(1,350)
Puerto Rico	1	652	3	3	8.9	18	17	5.1	18.0	17.4	60
Washington, D.C.	2	1,085	4	5	(12.0)	19	19	(0.7)	21.1	23.8	(270)
Denver	1	613	5	6	(14.7)	13	13	(2.9)	37.6	42.8	(520)
Miami	1	393	1	1	11.3	7	7	6.3	15.6	14.9	70
Seattle	2	1,246	4	5	(11.4)	23	23	—	19.7	22.2	(250)
San Francisco	2	660	—	2	(79.6)	14	15	(10.2)	3.3	14.6	(1,130)
Other	9	2,850	9	7	(4.0)	47	44	2.7	17.5	18.7	(120)
All Markets	38	23,068	$170	$173	(1.9)%	$625	$602	3.8%	27.2%	28.8%	(160)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.
(3)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally, Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.

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Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: YTD Q3 2024 vs. YTD Q3 2023

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	2024	2023	Change(1)	2024	2023	Change		2024	2023	Change(1)	2024	2023	Change(1)
Hawaii	2	3,507	$309.45	$307.21	0.7%	88.0%	91.1%	(3.1)	% pts	$272.45	$279.86	(2.6)%	$460.21	$487.31	(5.6)%
Orlando	3	2,325	243.32	233.57	4.2	69.2	66.9	2.3		168.41	156.38	7.7	373.27	320.86	16.3
New York	1	1,878	293.33	289.56	1.3	84.8	82.7	2.1		248.86	239.56	3.9	394.35	365.14	8.0
New Orleans	1	1,622	207.59	202.89	2.3	68.5	65.0	3.5		142.30	132.04	7.8	256.03	246.24	4.0
Boston	3	1,536	253.61	242.51	4.6	82.6	79.7	2.9		209.46	193.36	8.3	269.14	251.02	7.2
Southern California	5	1,773	226.08	238.10	(5.0)	80.5	77.0	3.5		181.99	183.21	(0.7)	284.33	288.78	(1.5)
Key West(2)	2	461	542.07	529.29	2.4	75.5	48.9	26.6		409.00	258.40	58.3	621.24	375.99	65.2
Chicago	3	2,467	225.56	221.77	1.7	63.3	59.7	3.6		142.70	132.28	7.9	221.04	204.28	8.2
Puerto Rico	1	652	303.20	290.52	4.4	75.7	78.3	(2.6)		229.40	227.31	0.9	350.36	348.98	0.4
Washington, D.C.	2	1,085	192.97	180.82	6.7	74.6	74.3	0.3		143.90	134.24	7.2	209.07	195.65	6.9
Denver	1	613	194.39	195.19	(0.4)	69.1	72.5	(3.4)		134.34	141.50	(5.1)	202.43	206.72	(2.1)
Miami	1	393	267.10	258.14	3.5	81.1	80.1	1.0		216.65	206.92	4.7	285.94	277.79	2.9
Seattle	2	1,246	162.96	169.50	(3.9)	77.5	70.2	7.3		126.37	119.08	6.1	170.13	162.00	5.0
San Francisco	2	660	255.91	272.10	(6.0)	71.9	70.4	1.5		183.97	191.56	(4.0)	244.10	257.53	(5.2)
Other	9	2,850	181.57	183.01	(0.8)	68.9	66.5	2.4		125.04	121.62	2.8	171.16	166.67	2.7
All Markets	38	23,068	$248.57	$245.34	1.3%	75.7%	73.5%	2.2	% pts	$188.08	$180.33	4.3%	$300.83	$287.74	4.5%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

18

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: YTD Q3 2024 vs. YTD Q3 2023

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2024	2023	Change(1)	2024	2023	Change(1)	2024	2023	Change
Hawaii	2	3,507	$176	$190	(7.0)%	$442	$467	(5.2)%	39.8%	40.6%	(80)	bps
Orlando	3	2,325	75	60	26.0	238	204	16.8	31.6	29.3	230
New York	1	1,878	25	19	30.1	203	187	8.4	12.2	10.2	200
New Orleans	1	1,622	39	40	(3.5)	114	109	4.4	33.9	36.7	(280)
Boston(2)	3	1,536	41	32	26.1	113	105	7.6	36.0	30.7	530
Southern California	5	1,773	42	44	(4.2)	138	140	(1.2)	30.2	31.2	(100)
Key West(3)	2	461	31	14	131.8	78	47	65.8	40.0	28.6	1,140
Chicago(4)	3	2,467	21	23	(10.4)	149	138	8.6	13.9	16.9	(300)
Puerto Rico	1	652	17	17	(0.4)	63	62	0.8	26.7	27.0	(30)
Washington, D.C.	2	1,085	16	14	12.0	62	58	7.2	25.7	24.6	110
Denver	1	613	12	13	(6.4)	34	35	(1.7)	35.4	37.2	(180)
Miami	1	393	11	11	6.7	31	30	3.3	37.0	35.8	120
Seattle	2	1,246	7	7	(7.9)	58	55	5.4	11.6	13.3	(170)
San Francisco	2	660	4	7	(41.3)	44	46	(4.9)	9.6	15.5	(590)
Other	9	2,850	22	21	0.5	134	129	3.1	16.6	17.0	(40)
All Markets	38	23,068	$539	$512	5.2%	$1,901	$1,812	4.9%	28.3%	28.2%	10	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park's Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation's Hotel & Motel Relief Grant Program.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.
(4)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally, Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.

19

Portfolio and Operating Metrics (continued)

Core Hotels: Q3 2024 vs. Q3 2023

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		3Q24	3Q23	Change(1)	3Q24	3Q23	Change		3Q24	3Q23	Change(1)	3Q24	3Q23	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$313.56	$317.24	(1.2)%	89.8%	93.7%	(3.9)	% pts	$281.46	$297.03	(5.2)%	$437.63	$473.02	(7.5)%
2	Hilton Waikoloa Village	309.16	345.83	(10.6)	75.0	84.8	(9.8)		231.76	293.04	(20.9)	504.39	627.01	(19.6)
3	Signia by Hilton Orlando Bonnet Creek	191.36	178.86	7.0	68.1	66.7	1.4		130.32	119.30	9.2	325.94	275.34	18.4
4	Waldorf Astoria Orlando	305.04	285.42	6.9	64.2	47.2	17.0		195.74	134.50	45.5	400.42	246.64	62.3
5	Hilton Orlando Lake Buena Vista	148.93	154.87	(3.8)	62.1	60.4	1.7		92.41	93.48	(1.1)	174.85	167.55	4.4
6	New York Hilton Midtown	304.42	302.44	0.7	91.1	92.2	(1.1)		277.19	278.78	(0.6)	419.61	411.92	1.9
7	Hilton New Orleans Riverside	173.42	157.49	10.1	64.3	56.4	7.9		111.44	88.82	25.5	214.56	171.76	24.9
8	Hilton Boston Logan Airport	298.36	281.38	6.0	92.6	97.7	(5.1)		276.39	275.09	0.5	327.49	342.35	(4.3)
9	Hyatt Regency Boston	304.37	287.13	6.0	93.4	86.6	6.8		284.33	248.73	14.3	341.49	300.05	13.8
10	Boston Marriott Newton	216.31	209.54	3.2	73.7	69.2	4.5		159.38	144.91	10.0	211.49	193.85	9.1
11	Hilton Santa Barbara Beachfront Resort	404.88	393.21	3.0	82.5	82.8	(0.3)		334.00	325.58	2.6	496.97	500.27	(0.7)
12	Hyatt Regency Mission Bay Spa and Marina	288.98	338.17	(14.5)	86.8	73.6	13.2		250.78	248.85	0.8	408.64	429.66	(4.9)
13	Hilton Checkers Los Angeles	198.22	211.31	(6.2)	81.7	80.3	1.4		162.01	169.68	(4.5)	200.74	197.18	1.8
14	Casa Marina Key West, Curio Collection(2)	374.06	—	100.0	66.7	—	66.7		249.52	(0.05)	100.0	399.92	0.65	100.0
15	The Reach Key West, Curio Collection	335.83	409.85	(18.1)	62.4	77.3	(14.9)		209.60	316.86	(33.9)	353.41	474.20	(25.5)
16	Hilton Chicago	221.52	219.49	0.9	80.7	67.8	12.9		178.78	148.75	20.2	302.42	255.37	18.4
17	W Chicago – City Center	314.82	283.34	11.1	64.9	68.1	(3.2)		204.34	192.94	5.9	244.45	238.21	2.6
18	W Chicago – Lakeshore	238.79	211.22	13.1	76.1	75.5	0.6		181.66	159.32	14.0	235.45	204.38	15.2
19	DoubleTree Hotel Washington DC – Crystal City	167.88	164.77	1.9	76.5	81.2	(4.7)		128.39	133.73	(4.0)	168.82	194.02	(13.0)
20	Hilton Denver City Center	204.78	202.05	1.4	74.4	81.8	(7.4)		152.25	165.19	(7.8)	227.29	234.01	(2.9)
21	Royal Palm South Beach Miami	185.86	177.55	4.7	72.9	71.3	1.6		135.57	126.59	7.1	191.88	180.44	6.3
22	Hyatt Centric Fisherman's Wharf	201.64	221.12	(8.8)	81.5	85.4	(3.9)		164.26	188.66	(12.9)	219.06	251.64	(12.9)
23	JW Marriott San Francisco Union Square	271.12	292.67	(7.4)	68.9	72.4	(3.5)		186.79	211.96	(11.9)	242.91	263.33	(7.8)
24	DoubleTree Hotel San Jose	178.26	171.33	4.0	61.9	61.0	0.9		110.43	104.67	5.5	154.44	157.72	(2.1)
25	Juniper Hotel Cupertino, Curio Collection	186.82	188.22	(0.7)	75.1	69.4	5.7		140.28	130.61	7.4	154.96	149.12	3.9
	Total Core Hotels	258.48	257.58	0.4	78.1	75.7	2.4		201.76	194.86	3.5	319.75	307.87	3.9

	All Other Hotels	190.23	193.04	(1.5)	78.3	75.4	2.9		148.99	145.62	2.3	209.65	202.35	3.6
	Total Comparable Hotels	$242.88	$242.89	—%	78.1%	75.6%	2.5	% pts	$189.73	$183.64	3.3%	$294.65	$283.82	3.8%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

20

Portfolio and Operating Metrics (continued)

Core Hotels: Q3 2024 vs. Q3 2023

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		3Q24	3Q23	Change(1)	3Q24	3Q23	Change(1)	3Q24	3Q23	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$47	$55	(13.5)%	$115	$124	(7.5)%	41.0%	43.9%	(290)	bps
2	Hilton Waikoloa Village	9	14	(37.1)	30	37	(19.6)	29.8	38.1	(830)
3	Signia by Hilton Orlando Bonnet Creek	8	5	45.8	30	25	18.4	25.4	20.6	480
4	Waldorf Astoria Orlando	4	—	1,029.4	18	11	62.3	19.5	(3.4)	2,290
5	Hilton Orlando Lake Buena Vista	2	2	1.6	13	13	4.4	14.5	14.9	(40)
6	New York Hilton Midtown	13	10	28.3	72	71	1.9	18.2	14.4	380
7	Hilton New Orleans Riverside	9	6	57.2	32	26	24.9	27.7	22.0	570
8	Hilton Boston Logan Airport	6	6	(1.0)	18	19	(4.3)	33.1	32.0	110
9	Hyatt Regency Boston	7	6	17.0	16	14	13.8	41.9	40.8	110
10	Boston Marriott Newton	2	2	15.7	9	8	9.1	28.4	26.8	160
11	Hilton Santa Barbara Beachfront Resort	9	9	(0.9)	16	17	(0.7)	54.7	54.8	(10)
12	Hyatt Regency Mission Bay Spa and Marina	5	5	4.4	16	17	(4.9)	29.1	26.5	260
13	Hilton Checkers Los Angeles	1	1	6.1	4	4	1.8	20.0	19.2	80
14	Casa Marina Key West, Curio Collection(2)	3	(3)	180.4	11	—	100.0	23.1	—	2,310
15	The Reach Key West, Curio Collection	—	2	(56.1)	5	7	(25.5)	17.5	29.7	(1,220)
16	Hilton Chicago(3)	11	13	(9.2)	44	36	18.4	26.5	34.6	(810)
17	W Chicago – City Center(3)	2	4	(54.8)	9	9	2.6	20.5	46.5	(2,600)
18	W Chicago – Lakeshore(3)	2	4	(45.9)	11	10	15.2	20.4	43.5	(2,310)
19	DoubleTree Hotel Washington DC – Crystal City	2	3	(30.7)	10	11	(13.0)	22.5	28.3	(580)
20	Hilton Denver City Center	5	6	(14.7)	13	13	(2.9)	37.6	42.8	(520)
21	Royal Palm South Beach Miami	1	1	11.3	7	7	6.3	15.6	14.9	70
22	Hyatt Centric Fisherman's Wharf	—	2	(50.7)	6	7	(12.9)	13.8	24.4	(1,060)
23	JW Marriott San Francisco Union Square	—	1	(180.4)	8	8	(7.8)	(5.4)	6.1	(1,150)
24	DoubleTree Hotel San Jose	—	1	(40.2)	7	7	(2.1)	5.2	8.5	(330)
25	Juniper Hotel Cupertino, Curio Collection	1	1	5.8	4	3	3.9	18.7	18.4	30
	Total Core Hotels	149	156	(1.9)	524	504	3.9	28.5	30.2	(170)

	All Other Hotels	21	17	(1.5)	101	98	3.6	20.0	21.0	(100)
	Total Comparable Hotels	$170	$173	(1.9)%	$625	$602	3.8%	27.2%	28.8%	(160)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.
(3)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally, Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.

21

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q3 2024 vs. YTD Q3 2023

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2024	2023	Change(1)	2024	2023	Change		2024	2023	Change(1)	2024	2023	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$306.83	$301.06	1.9%	90.3%	92.9%	(2.6)	% pts	$277.09	$279.76	(1.0)%	$440.52	$455.83	(3.4)%
2	Hilton Waikoloa Village	322.86	337.65	(4.4)	78.0	83.0	(5.0)		251.95	280.29	(10.1)	547.24	626.45	(12.6)
3	Signia by Hilton Orlando Bonnet Creek	232.76	217.66	6.9	73.2	69.9	3.3		170.47	152.13	12.1	439.50	354.85	23.9
4	Waldorf Astoria Orlando	374.96	359.53	4.3	61.8	56.9	4.9		231.72	204.72	13.2	451.20	387.59	16.4
5	Hilton Orlando Lake Buena Vista	184.32	189.74	(2.9)	68.8	69.5	(0.7)		126.81	131.85	(3.8)	243.12	237.57	2.3
6	New York Hilton Midtown	293.33	289.56	1.3	84.8	82.7	2.1		248.86	239.56	3.9	394.35	365.14	8.0
7	Hilton New Orleans Riverside	207.59	202.89	2.3	68.5	65.0	3.5		142.30	132.04	7.8	256.03	246.24	4.0
8	Hilton Boston Logan Airport	260.63	247.76	5.2	92.8	93.6	(0.8)		241.99	231.96	4.3	298.11	293.28	1.6
9	Hyatt Regency Boston	276.91	263.84	5.0	85.0	78.9	6.1		235.51	208.28	13.1	296.34	262.84	12.7
10	Boston Marriott Newton	204.16	199.07	2.6	65.3	61.1	4.2		133.36	121.72	9.6	196.69	177.85	10.6
11	Hilton Santa Barbara Beachfront Resort	338.62	349.50	(3.1)	74.3	72.1	2.2		251.52	252.04	(0.2)	389.93	405.06	(3.7)
12	Hyatt Regency Mission Bay Spa and Marina	254.76	293.50	(13.2)	80.5	69.5	11.0		204.97	203.83	0.6	357.58	358.67	(0.3)
13	Hilton Checkers Los Angeles	198.89	216.22	(8.0)	71.9	73.6	(1.7)		142.95	158.98	(10.1)	177.71	185.81	(4.4)
14	Casa Marina Key West, Curio Collection(2)	553.85	538.58	2.8	74.8	34.2	40.6		414.27	184.25	124.8	633.94	272.49	132.6
15	The Reach Key West, Curio Collection	518.29	520.95	(0.5)	76.8	79.1	(2.3)		398.08	412.15	(3.4)	594.93	590.58	0.7
16	Hilton Chicago	211.84	211.39	0.2	65.6	58.9	6.7		138.92	124.50	11.6	243.05	218.72	11.1
17	W Chicago – City Center	298.49	280.19	6.5	56.9	58.9	(2.0)		169.72	164.87	2.9	204.67	201.66	1.5
18	W Chicago – Lakeshore	216.69	208.20	4.1	61.4	62.5	(1.1)		132.97	130.10	2.2	168.38	163.42	3.0
19	DoubleTree Hotel Washington DC – Crystal City	185.34	174.19	6.4	77.1	77.5	(0.4)		142.88	134.99	5.8	193.89	192.59	0.7
20	Hilton Denver City Center	194.39	195.19	(0.4)	69.1	72.5	(3.4)		134.34	141.50	(5.1)	202.43	206.72	(2.1)
21	Royal Palm South Beach Miami	267.10	258.14	3.5	81.1	80.1	1.0		216.65	206.92	4.7	285.94	277.79	2.9
22	Hyatt Centric Fisherman's Wharf	191.53	205.38	(6.7)	75.5	74.1	1.4		144.66	152.25	(5.0)	191.59	209.55	(8.6)
23	JW Marriott San Francisco Union Square	321.07	339.93	(5.5)	68.5	66.9	1.6		220.07	227.68	(3.3)	292.33	301.59	(3.1)
24	DoubleTree Hotel San Jose	183.74	171.28	7.3	61.0	60.1	0.9		112.09	103.03	8.8	160.68	158.21	1.6
25	Juniper Hotel Cupertino, Curio Collection	199.36	193.07	3.3	73.4	62.8	10.6		146.33	121.31	20.6	164.56	140.28	17.3
	Total Core Hotels	265.22	260.28	1.9	75.9	73.8	2.1		201.21	192.07	4.8	328.55	313.31	4.9

	All Other Hotels	191.50	193.84	(1.2)	75.0	72.5	2.5		143.62	140.55	2.2	206.94	201.15	2.9
	Total Comparable Hotels	$248.57	$245.34	1.3%	75.7%	73.5%	2.2	% pts	$188.08	$180.33	4.3%	$300.83	$287.74	4.5%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

22

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q3 2024 vs. YTD Q3 2023

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2024	2023	Change(1)	2024	2023	Change(1)	2024	2023	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$144	$148	(2.9)%	$345	$356	(3.0)%	41.6%	41.5%	10	bps
2	Hilton Waikoloa Village	33	42	(21.7)	97	111	(12.3)	33.6	37.6	(400)
3	Signia by Hilton Orlando Bonnet Creek	43	33	33.4	122	98	24.3	35.7	33.3	240
4	Waldorf Astoria Orlando	16	11	51.2	62	53	16.8	26.3	20.3	600
5	Hilton Orlando Lake Buena Vista	15	16	(5.4)	54	53	2.7	28.4	30.8	(240)
6	New York Hilton Midtown	25	19	30.1	203	187	8.4	12.2	10.2	200
7	Hilton New Orleans Riverside	39	40	(3.5)	114	109	4.4	33.9	36.7	(280)
8	Hilton Boston Logan Airport(2)	16	14	14.0	49	48	2.0	32.4	29.0	340
9	Hyatt Regency Boston(2)	17	13	30.9	41	36	13.2	42.1	36.4	570
10	Boston Marriott Newton(2)	8	5	46.6	23	21	11.0	33.0	25.0	800
11	Hilton Santa Barbara Beachfront Resort	18	18	(3.5)	38	40	(3.4)	45.7	45.7	—
12	Hyatt Regency Mission Bay Spa and Marina	11	11	(4.6)	43	43	0.1	25.1	26.3	(120)
13	Hilton Checkers Los Angeles	1	1	31.2	9	10	(4.0)	14.4	10.5	390
14	Casa Marina Key West, Curio Collection(3)	22	4	441.5	54	23	133.5	41.1	17.7	2,340
15	The Reach Key West, Curio Collection	9	9	(2.7)	24	24	1.1	37.6	39.1	(150)
16	Hilton Chicago(4)	16	15	6.1	103	92	11.5	16.0	16.8	(80)
17	W Chicago – City Center(4)	3	5	(39.1)	23	22	1.9	13.1	22.0	(890)
18	W Chicago – Lakeshore(4)	1	3	(50.6)	24	23	3.4	5.9	12.3	(640)
19	DoubleTree Hotel Washington DC – Crystal City	10	10	(0.8)	33	33	1.0	29.3	29.9	(60)
20	Hilton Denver City Center	12	13	(6.4)	34	35	(1.7)	35.4	37.2	(180)
21	Royal Palm South Beach Miami	11	11	6.7	31	30	3.3	37.0	35.8	120
22	Hyatt Centric Fisherman's Wharf	1	3	(48.2)	17	18	(8.2)	9.0	16.0	(700)
23	JW Marriott San Francisco Union Square	3	4	(36.6)	28	28	(2.7)	9.9	15.2	(530)
24	DoubleTree Hotel San Jose	2	2	29.4	22	21	1.9	10.1	8.0	210
25	Juniper Hotel Cupertino, Curio Collection	3	1	83.8	10	9	17.7	24.8	15.9	890
	Total Core Hotels	479	451	6.2	1,603	1,523	5.3	29.9	29.6	30

	All Other Hotels	60	61	(2.3)	298	289	3.3	19.9	21.0	(110)
	Total Comparable Hotels	$539	$512	5.2%	$1,901	$1,812	4.9%	28.3%	28.2%	10	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park's Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation's Hotel & Motel Relief Grant Program.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.
(4)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally, Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.

23

Properties Acquired and Sold

24

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(5)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(6)	San Francisco, CA	171
W New Orleans – French Quarter(7)	New Orleans, LA	97
		5,981
_____________________________________
(1)Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2)Sold in December 2019.
(3)Sold in August 2021.
(4)Sold in June 2021.
(5)Sold in June 2022.
(6)Sold in July 2021.
(7)Sold in April 2021.

25

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Total Sales (13 Hotels)			3,193	$519.0

2019 Total Sales (8 Hotels)			2,597	$496.9

2020 Total Sales (2 Hotels)			700	$207.9

2021 Total Sales (5 Hotels)			1,042	$476.6

2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(1)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
Hilton Garden Inn LAX/El Segundo	El Segundo, California	September 2022	162	37.5
DoubleTree Hotel Las Vegas Airport(2)	Las Vegas, Nevada	October 2022	190	11.2
2022 Total (7 Hotels)			2,207	$316.9

2023 Sales:
Hilton Miami Airport	Miami, Florida	February 2023	508	$118.3
2023 Total (1 Hotel)			508	$118.3

2024 Sales:
Hilton La Jolla Torrey Pines(3)	La Jolla, California	July 2024	394	$41.3
2024 Total (1 Hotel)			394	$41.3

Grand Total(4) (37 Hotels)			10,641	$2,176.9
_____________________________________
(1)Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for Park’s share of the mortgage debt.
(2)The unconsolidated hotel was sold for total gross proceeds of approximately $22 million, of which $11.2 million represents Park’s pro-rata share.
(3)The unconsolidated hotel was sold for total gross proceeds of approximately $165 million, of which $41.3 million represents Park's pro-rata share.
(4)To date, Park has sold its interest in 37 hotels. In addition, five other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels were placed into receivership in October 2023.

26

Comparable Supplementary Financial Information

27

Comparable Supplementary Financial Information

Historical Comparable TTM Hotel Metrics

(unaudited, dollars in millions)
	Three Months Ended				TTM
	December 31,	March 31,	June 30,	September 30,	September 30,
	2023	2024	2024	2024	2024
Comparable RevPAR	$179.90	$177.51	$196.98	$189.73	$186.02
Comparable Occupancy	71.3%	71.3%	77.6%	78.1%	74.6%
Comparable ADR	$252.30	$248.94	$254.00	$242.88	$249.46

Total Revenues	$657	$639	$686	$649	$2,631
Operating income	$276	$92	$121	$95	$584
Operating income margin(1)	42.0%	14.5%	17.5%	14.6%	22.2%

Comparable Hotel Revenues	$616	$615	$661	$625	$2,517
Comparable Hotel Adjusted EBITDA	$171	$170	$199	$170	$710
Comparable Hotel Adjusted EBITDA margin(1)	27.8%	27.6%	30.2%	27.2%	28.2%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2023	2023	2023	2023	2023
Comparable RevPAR	$164.44	$192.70	$183.64	$179.90	$180.22
Comparable Occupancy	67.6%	77.2%	75.6%	71.3%	72.9%
Comparable ADR	$243.12	$249.68	$242.89	$252.30	$247.05

Total Revenues	$648	$714	$679	$657	$2,698
Operating income (loss)	$80	$(98)	$85	$276	$343
Operating income (loss) margin(1)	12.4%	(13.7)%	12.5%	42.0%	12.7%

Comparable Hotel Revenues	$570	$640	$602	$616	$2,428
Comparable Hotel Adjusted EBITDA	$146	$193	$173	$171	$683
Comparable Hotel Adjusted EBITDA margin(1)	25.6%	30.1%	28.8%	27.8%	28.1%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Comparable RevPAR	$164.30	$189.02	$183.39	$174.26	$177.78
Comparable Occupancy	76.1%	84.8%	83.4%	79.6%	81.0%
Comparable ADR	$215.96	$223.00	$219.99	$219.05	$219.61

Total Revenues	$659	$703	$672	$810	$2,844
Operating income	$129	$111	$38	$148	$426
Operating income margin(1)	19.5%	15.8%	5.8%	18.2%	15.0%

Comparable Hotel Revenues	$572	$648	$613	$630	$2,463
Comparable Hotel Adjusted EBITDA	$154	$204	$177	$189	$724
Comparable Hotel Adjusted EBITDA margin(1)	26.9%	31.5%	28.9%	30.0%	29.4%
_____________________________________
(1)Percentages are calculated based on unrounded numbers.

28

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – TTM

	Three Months Ended				TTM
(unaudited, in millions)	December 31,	March 31,	June 30,	September 30,	September 30,
	2023	2024	2024	2024	2024
Net income	$188	$29	$67	$57	$341
Depreciation and amortization expense	94	65	64	63	286
Interest income	(9)	(5)	(5)	(6)	(25)
Interest expense	52	53	54	54	213
Interest expense associated with hotels in receivership	14	14	15	15	58
Income tax expense (benefit)	33	1	(12)	2	24
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	3	2	4	10
EBITDA	373	160	185	189	907
Gain on sales of assets, net(1)	—	—	—	(19)	(19)
Gain on derecognition of assets(2)	(221)	(14)	(15)	(15)	(265)
Share-based compensation expense	4	4	5	5	18
Impairment and casualty loss	—	6	7	—	13
Other items	7	6	11	(1)	23
Adjusted EBITDA	163	162	193	159	677
Less: Adjusted EBITDA from hotels disposed of	—	1	—	2	3
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(1)	(1)	—	(3)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	2	—	—	—	2
Comparable Adjusted EBITDA	164	162	192	161	679
Less: Adjusted EBITDA from investments in affiliates	(4)	(7)	(7)	(3)	(21)
Add: All other(3)	11	15	14	12	52
Comparable Hotel Adjusted EBITDA	$171	$170	$199	$170	$710
_____________________________________
(1)For the three and twelve months ended September 30, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(2)For the three months ended December 31, 2023, represents the gain from derecognizing the Hilton San Francisco Hotels from Park's consolidated balance sheet in October 2023, when the receiver took control of the hotels. Additionally, for the three months ended March 31, 2024, June 30, 2024 and September 30, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

29

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2023

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2023	2023	2023	2023	2023
Net income (loss)	$33	$(146)	$31	$188	$106
Depreciation and amortization expense	64	64	65	94	287
Interest income	(10)	(10)	(9)	(9)	(38)
Interest expense	52	52	51	52	207
Interest expense associated with hotels in receivership	8	9	14	14	45
Income tax expense	2	3	—	33	38
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	2	1	8
EBITDA	152	(26)	154	373	653
Gain on sales of assets, net	(15)	—	—	—	(15)
Gain on derecognition of assets(1)	—	—	—	(221)	(221)
Gain on sale of investments in affiliates(2)	—	(3)	—	—	(3)
Share-based compensation expense	4	5	5	4	18
Casualty and impairment loss	1	203	—	—	204
Other items	4	8	4	7	23
Adjusted EBITDA	146	187	163	163	659
Less: Adjusted EBITDA from hotels disposed of	(1)	—	1	—	—
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(1)	(1)	(1)	(4)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(5)	1	(1)	2	(3)
Comparable Adjusted EBITDA	139	187	162	164	652
Less: Adjusted EBITDA from investments in affiliates	(6)	(7)	(3)	(4)	(20)
Add: All other(3)	13	13	14	11	51
Comparable Hotel Adjusted EBITDA	$146	$193	$173	$171	$683
_____________________________________
(1)For the three months and year ended December 31, 2023, represents the gain from derecognizing the Hilton San Francisco Hotels from Park's consolidated balance sheet in October 2023, when the receiver took control of the hotels.
(2)Included in other (loss) gain, net in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

30

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2019

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	25	26	25	34	110
Interest expense associated with hotels in receivership	7	7	8	8	30
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(31)	(31)	(20)	(19)	(101)
Less: Adjusted EBITDA from investments in affiliates disposed of	(4)	(6)	(6)	(4)	(20)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(33)	(27)	(25)	(21)	(106)
Comparable Adjusted EBITDA(2)	145	196	168	179	688
Less: Adjusted EBITDA from investments in affiliates	(6)	(6)	(3)	(2)	(17)
Add: All other(3)	15	14	12	12	53
Comparable Hotel Adjusted EBITDA	$154	$204	$177	$189	$724
_____________________________________
(1)Included in other (loss) gain, net in the condensed consolidated statements of operations.
(2)Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Comparable Adjusted EBITDA would have been $673 million.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

31

Comparable Supplementary Financial Information (continued)

Historical Comparable TTM Hotel Revenues – 2024, 2023 and 2019

	Three Months Ended				TTM
(unaudited, in millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2024
Total Revenues	$657	$639	$686	$649	$2,631
Less: Other revenue	(21)	(21)	(22)	(21)	(85)
Less: Revenues from hotels disposed of	(3)	(3)	(3)	(3)	(12)
Less: Revenues from the Hilton San Francisco Hotels	(17)	—	—	—	(17)
Comparable Hotel Revenues	$616	$615	$661	$625	$2,517

	Three Months Ended				Full-Year
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
Total Revenues	$648	$714	$679	$657	$2,698
Less: Other revenue	(20)	(22)	(22)	(21)	(85)
Less: Revenues from hotels disposed of	(10)	(6)	(4)	(3)	(23)
Less: Revenues from the Hilton San Francisco Hotels	(48)	(46)	(51)	(17)	(162)
Comparable Hotel Revenues	$570	$640	$602	$616	$2,428

	Three Months Ended				Full-Year
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(104)	(99)	(76)	(77)	(356)
Less: Revenues from the Hilton San Francisco Hotels	(95)	(88)	(86)	(85)	(354)
Comparable Hotel Revenues	$572	$648	$613	$630	$2,463

32

Capital Structure

33

Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)				As of September 30, 2024
Debt	Collateral	Interest Rate	Maturity Date
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	March 2025(1)	$53
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	125
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	14
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	157
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2028 Senior Notes	Unsecured	5.88%	October 2028	725
2029 Senior Notes	Unsecured	4.88%	May 2029	750
2030 Senior Notes	Unsecured	7.00%	February 2030	550
Finance lease obligations		7.44%	2024 to 2028	1
Total Fixed Rate Debt		5.10%(2)		3,680

Variable Rate Debt
Revolver(3)	Unsecured	SOFR + 1.80%(4)	December 2026	—
2024 Term Loan	Unsecured	SOFR + 1.75%(4)	May 2027	200
Total Variable Rate Debt		6.81%		200

Add: unamortized premium				—
Less: unamortized deferred financing costs and discount				(25)
Total Debt(5)(6)		5.19%(2)		$3,855
(1)The loan matures in August 2042 but became callable by the lender in August 2022 with six months of notice. As of September 30, 2024, Park had not received notice from the lender.
(2)Calculated on a weighted average basis.
(3)Park has approximately $950 million of available capacity under the Revolver.
(4)SOFR includes a credit spread adjustment of 0.1%.
(5)Excludes $157 million of Park’s share of debt of its unconsolidated joint ventures.
(6)Excludes the SF Mortgage Loan, which is included in debt associated with hotels in receivership in Park's consolidated balance sheets. In October 2023, the Hilton San Francisco Hotels were placed into court-ordered receivership, and thus, Park has no further economic interest in the operations of the hotels.

34

Definitions

35

Definitions

Comparable
The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics include results from hotels that were active and operating in Park's portfolio since January 1st of the previous year and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Comparable metrics exclude results from property dispositions that have occurred through October 29, 2024 and the Hilton San Francisco Hotels, which were placed into receivership at the end of October 2023.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded from management's analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

36

Definitions (continued)

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin as measures of liquidity or cash flows.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

37

Definitions (continued)

The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. Net Debt also excludes Debt associated with hotels in receivership.
The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio
Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.
Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases.

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Definitions (continued)

Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

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Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
Meredith Jensen	HSBC Global Research	(212) 525-6858	meredith.jensen@us.hsbc.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
RJ Milligan	Raymond James	(727) 567-2585	rjmilligan@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Richard Anderson	Wedbush Securities Inc.	(212) 938-9949	richard.anderson@wedbush.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com
Keegan Carl	Wolfe Research	(646) 582-9251	kcarl@wolferesearch.com

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